Exhibit 10.3

EXECUTION COPY

INTELLECTUAL PROPERTY RIGHTS AGREEMENT

This Intellectual Property Rights Agreement (“AGREEMENT”) is entered into by MOTOROLA, Inc., a Delaware corporation with its principal offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196 (“MOTOROLA”) and IRIDIUM SATELLITE LLC, a Delaware limited liability company with principal offices located at 44330 Woodbridge Parkway, Leesburg, VA 20176 (“NEWCO”).

BACKGROUND

NEWCO is purchasing the assets held by Iridium LLC and Iridium Operating LLC and associated with the IRIDIUM SYSTEM pursuant to an Asset Purchase Agreement dated as of October 26, 2000 (the “ASSET PURCHASE AGREEMENT”). NEWCO, in addition, has entered into a contract with MOTOROLA to provide various transition services, products and assets as described in the Transition Services, Products and Asset Agreement dated as of December 11, 2000, to which a form of this AGREEMENT is attached as an Annex (such Agreement being the “DEFINITIVE AGREEMENT”). Pursuant to the DEFINITIVE AGREEMENT, NEWCO and MOTOROLA have agreed to enter into this AGREEMENT.

Therefore, the parties agree as follows:

AGREEMENT

1.

DEFINITIONS. CAPITALIZED TERMS USED IN THIS AGREEMENT HAVE THE MEANINGS SET FORTH IN THE BACKGROUND SECTION OF THIS AGREEMENT, OR AS DEFINED ELSEWHERE IN THIS AGREEMENT.

1.1.

“GATEWAY(S)” means the ground based facilities constructed in accordance with the GATEWAY INTERFACE SPECIFICATION supporting the subscriber billing/information functions and call processing operations and the connection of the IRIDIUM SYSTEM subscriber communications through the public switched telephone network (PSTN).

1.2.

“GATEWAY INTERFACE SPECIFICATION” means the functional specification that defines the radio frequency interface, logical and physical protocols, and functionality necessary for GATEWAY inter-operability with the SPACE SEGMENT and SYSTEM CONTROL SEGMENT.

1.3.

“GATEWAY SEGMENT” means that part of the IRIDIUM SYSTEM consisting solely of the GATEWAYS.

1.4.

“INTELLECTUAL PROPERTY CLAIM” means an intellectual property claim against MOTOROLA or a SUBSIDIARY of MOTOROLA relating in any way to the IRIDIUM SYSTEM, the MOTOROLA INTELLECTUAL PROPERTY RIGHTS, the IRIDIUM TECHNICAL INFORMATION, or any other technology, products or information licensed or provided in accordance with this AGREEMENT.

1.5.

“INTELLECTUAL PROPERTY RIGHTS” means copyrights, patents (other than design patents), database rights and trade secret rights, including any registrations and applications with respect to any of the foregoing. INTELLECTUAL PROPERTY RIGHTS does not include rights in design patents, trademarks, trade dress or registerable industrial designs and like rights involving trade identity.

1.6.

“IRIDIUM SERVICE(S)” means the telephony of voice or data transmission services between subscribers and/or between PSTN customers and subscribers and paging services provided by the IRIDIUM SYSTEM, and any other services that are introduced by NEWCO after the date hereof and are provided by NEWCO using the SPACE SEGMENT of the IRIDIUM SYSTEM. IRIDIUM SERVICE(S) does not include and shall in no event be interpreted to include (i) any services relating to the manufacturing or production of any SUBSCRIBER EQUIPMENT or any other products or equipment; (ii) any services provided by any TERRESTRIAL WIRELESS SYSTEM(S); or (iii) any services that are introduced by NEWCO after the date hereof that do not use the SPACE SEGMENT of the IRIDIUM SYSTEM.

1.7.

“IRIDIUM SUBSCRIBER SEGMENT TECHNOLOGY” means only the current version of the Satellite Subscriber Unit (Voice) Specification known as Air Interface Specification document, number SPC-E-0003.SYS. IRIDIUM SUBSCRIBER SEGMENT TECHNOLOGY does not include any MOTOROLA technology relating to L-band transceivers (LBTs) or SUBSCRIBER EQUIPMENT.

1.8.

“IRIDIUM SYSTEM” means the completely integrated satellite-based digitally-switched first generation telecommunication system heretofore owned by Iridium Operating LLC and to be acquired by NEWCO as of the date hereof. This term includes added spare satellites and repaired or replaced components of the SPACE SEGMENT, SYSTEM CONTROL SEGMENT, and GATEWAY SEGMENT. IRIDIUM SYSTEM also includes (i) any upgraded, enhanced, or additional computer software incorporated into the SPACE SEGMENT, SYSTEM CONTROL SEGMENT, GATEWAY SEGMENT or other components of the IRIDIUM SYSTEM other than SUBSCRIBER EQUIPMENT; (ii) any upgraded, enhanced, or additional hardware components of the GATEWAY SEGMENT; and (iii) those upgraded, enhanced, or additional hardware components of the SPACE SEGMENT or the SYSTEM CONTROL SEGMENT that are not significantly modified from their original form. IRIDIUM SYSTEM does not include and shall in no event be interpreted to include (i) any SUBSCRIBER EQUIPMENT, (ii) a SECOND GENERATION IRIDIUM SYSTEM or any other satellite system; or (iii) any TERRESTRIAL WIRELESS SYSTEM(S) or any SUBSCRIBER EQUIPMENT or other equipment for use in connection with any TERRESTRIAL WIRELESS SYSTEM.

1.9.

“IRIDIUM TECHNICAL INFORMATION” means all information and material, including confidential and trade secret information (in whatever form) and computer software (subject to the limitations set forth below) that was used by MOTOROLA or any of its SUBSIDIARIES as of the date hereof to OPERATE AND MAINTAIN the IRIDIUM SYSTEM and that is necessary or useful to allow NEWCO to OPERATE AND MAINTAIN the IRIDIUM SYSTEM, including without limitation the information and materials identified in Exhibit A. IRIDIUM TECHNICAL INFORMATION includes computer software in object code form and/or in source code form and related documentation only to the extent that such forms and documentation are (i) within MOTOROLA’s possession or control; (ii) capable of being provided by MOTOROLA to NEWCO without violation of any law or contractual obligation; and (iii) capable of being provided by MOTOROLA to NEWCO without impeding MOTOROLA’s rights and licenses to continue to use the same (to the extent MOTOROLA desires to continue to use the same) and without incurring any cost to MOTOROLA (or if there is such a cost, such cost will be paid by NEWCO) (collectively “LICENSED SOFTWARE”).

1.10.

“LBT DESIGN PACKAGE” means technical documentation including: OSC Bus Developer’s Guide for Peripherals; Iridium LBT Interface Specification and BIC Functional Specifications, all of which together document the hardware and software technical specifications required to interface to the LBT through MOTOROLA’s proprietary bus.

1.11.

“LICENSED LBT-BASED PRODUCTS” means products designed based on the LBT DESIGN PACKAGE and incorporating L-Band transceivers (LBT) purchased from MOTOROLA or a party licensed in accordance with the terms of Section 2.6 and sold or otherwise disposed of solely for use in connection with the IRIDIUM SYSTEM. For avoidance of doubt, LICENSED LBT-BASED PRODUCTS includes mobile exchange units (MXUs) and data units/asset managers. The term LICENSED LBT-BASED PRODUCTS specifically excludes (i) the LBT itself, which is to be separately purchased from MOTOROLA or another party licensed in accordance with the terms of Section 23, and (ii) SUBSCRIBER EQUIPMENT.

1.12.

“IRIDIUM SUBSCRIBER EQUIPMENT” means only the Satellite Series Model 9505 version of the LBT, the Satellite Series Model 9505 portable unit or the Satellite Series Model 9520 mobile unit, as applicable.

1.13.

“MOTOROLA INTELLECTUAL PROPERTY RIGHTS” means INTELLECTUAL PROPERTY RIGHTS owned by MOTOROLA or any of its SUBSIDIARIES prior to the date hereof, including without limitation INTELLECTUAL PROPERTY RIGHTS created or invented on or before the date hereof but as to which no application or registration is filed or issued until after the date hereof. MOTOROLA INTELLECTUAL PROPERTY RIGHTS also includes rights or licenses which MOTOROLA has received from unaffiliated third parties, but only to the extent that (i) such rights or licenses are necessary for the OPERATION AND MAINTENANCE of the IRIDIUM SYSTEM, and (ii) MOTOROLA has the right to grant to NEWCO rights and licenses under such third party’s INTELLECTUAL PROPERTY RIGHTS without cost to MOTOROLA or, if there is a cost, such cost is paid by NEWCO. MOTOROLA INTELLECTUAL PROPERTY RIGHTS specifically excludes any INTELLECTUAL PROPERTY RIGHTS relating to TERRESTRIAL WIRELESS SYSTEMS, automotive technologies, semiconductor manufacturing, semiconductor structures, or semiconductor manufacturing processes.

1.14.

“OPERATION AND MAINTENANCE” or “OPERATE AND MAINTAIN” means the operation and maintenance of the IRIDIUM SYSTEM to provide IRIDIUM SERVICES, including upgrading and enhancing the IRIDIUM SYSTEM to the extent contemplated by the definition of IRIDIUM SYSTEM.

1.15.

“PERSON” means an individual, corporation, partnership, unincorporated association, trust, joint venture or other organization or entity, including any nation or government, foreign or domestic, any state or other political subdivision thereof, and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including, without limitation, all taxing authorities.

1.16.

“SECOND GENERATION IRIDIUM SYSTEM” means (i) a complete satellite system that replaces in full the SPACE SEGMENT of the existing, first generation IRIDIUM SYSTEM or that uses an air interface different from that described in Air Interface Specification document, SPCE-0003.SYS; or (ii) a satellite system that does not completely replace the SPACE SEGMENT of the existing, first generation IRIDIUM SYSTEM but comprises a derivative of the existing, first generation IRIDIUM SYSTEM that includes upgraded or enhanced hardware components that are significantly modified from their original form.

1.17.

“SECOND GENERATION IRIDIUM SYSTEM SUBSCRIBER EQUIPMENT” means SUBSCRIBER EQUIPMENT for use in connection with the SECOND GENERATION IRIDIUM SYSTEM. SECOND GENERATION SUBSCRIBER EQUIPMENT specifically excludes any SUBSCRIBER EQUIPMENT for use in connection with any TERRESTRIAL WIRELESS SYSTEM.

1.18.

“SPACE SEGMENT” means that part of the IRIDIUM SYSTEM consisting solely of the space vehicles (also called satellites) in low earth orbit. SPACE SEGMENT includes (i) any upgraded, enhanced, or additional computer software incorporated into the space vehicles, and (ii) those upgraded, enhanced, or additional hardware components of the space vehicles that are not significantly modified from their original form. SPACE SEGMENT does not include the SYSTEM CONTROL SEGMENT, GATEWAY SEGMENT, SUBSCRIBER EQUIPMENT or other components.

1.19.

“SUBSCRIBER EQUIPMENT” means, collectively and individually, voice subscriber terminals (whether or not data capable) and paging equipment.

1.20.

“SUBSIDIARY” means any legal entity, more than fifty percent (50%) of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority are, or more than fifty percent (50%) of whose equity interest is, now or hereafter, owned or controlled, directly or indirectly by that party (but only so long as such ownership or control or equity interest exists).

1.21.

“SYSTEM CONTROL SEGMENT” means the various ground-based sites, equipment and facilities used to manage and control the individual space vehicles of the SPACE SEGMENT and the communications links between the segments of the IRIDIUM SYSTEM. The SYSTEM CONTROL SEGMENT is composed of the SNOC (Satellite Network Operations Center), TTACs (Telemetry Tracking and Control Stations), MTC (Message Termination Controllers), ODN (Operational Data Network) and the OSN (Operational Support Network).

1.22.

“TERRESTRIAL WIRELESS SYSTEM(S)” means any terrestrial wireless communication system or equipment not incidental to a space-based commercial satellite communication system and any service provided using such a system or equipment. For the avoidance of doubt, TERRESTRIAL WIRELESS SYSTEM(S) specifically includes any equipment compatible with air interfaces for any of the following terrestrial wireless communication systems: IS-95 (CDMA), IS-136 (US TDMA), GSM, W-CDMA, CDMA2000 and iDen, and future generations or evolutions of such systems.

1.23.

“TERM” shall have the meaning set forth in Section 5.1.

2.

GRANTS

2.1.

License. MOTOROLA and its SUBSIDIARIES grant to NEWCO a non-exclusive, nontransferable (except as expressly provided herein), worldwide and paid-up license during the TERM:

(i)

to use the MOTOROLA INTELLECTUAL PROPERTY RIGHTS and IRIDIUM TECHNICAL INFORMATION solely (A) to OPERATE AND MAINTAIN the IRIDIUM SYSTEM and/or provide IRIDIUM SERVICES using the IRIDIUM

SYSTEM, and (B) to the extent necessary to assure backward compatibility between IRIDIUM SUBSCRIBER EQUIPMENT and a SECOND GENERATION IRIDIUM SYSTEM, design, deploy, operate and maintain those components of a SECOND GENERATION IRIDIUM SYSTEM that are necessary to assure such backward compatibility;

(ii)

to use those MOTOROLA INTELLECTUAL PROPERTY RIGHTS that are embodied in the LBT DESIGN PACKAGE for the sole purpose of using the LBT DESIGN PACKAGE to make, have made (for NEWCO), use, offer for sale, sell, and import LICENSED LBT-BASED PRODUCTS for use solely in connection with the IRIDIUM SYSTEM; and

(iii)

subject to the confidentiality provisions herein, to reproduce, have reproduced, prepare and have prepared derivative works of documents provided hereunder as part of the IRIDIUM TECHNICAL INFORMATION.

To the extent that MOTOROLA INTELLECTUAL PROPERTY RIGHTS or IRIDIUM TECHNICAL INFORMATION comprises LICENSED SOFTWARE, and to the extent that MOTOROLA has the right to do so without cost to MOTOROLA, MOTOROLA grants to NEWCO with respect to such LICENSED SOFTWARE a nonexclusive, nontransferable (except as expressly provided herein), worldwide and paid-up license during the TERM to (i) use or have used on NEWCO’S behalf the LICENSED SOFTWARE solely for OPERATING AND MAINTAINING the IRIDIUM SYSTEM, providing the IRIDIUM SERVICES, and assuring backward compatibility between IRIDIUM SUBSCRIBER EQUIPMENT and a SECOND GENERATION IRIDIUM SYSTEM; and (ii) make one or more backup and archive copies of the LICENSED SOFTWARE in the ordinary course of business. The foregoing licenses shall not include the right to grant sublicenses.

2.2.

Customers and Distributors. The licenses in Sections 2.1 and 2.6 shall, subject to the provisions of this Agreement, further extend to NEWCO’s contractors, distributors and end-user customers, mediate and immediate, during the TERM, solely to the extent such contractors need such licenses in order, as appropriate in the context, to OPERATE AND MAINTAIN the IRIDIUM SYSTEM on behalf of NEWCO or to the extent that such distributors and customers need such licenses to provide or receive IRIDIUM SERVICES purchased, directly or indirectly, from NEWCO.

2.3.

IRIDIUM SUBSCRIBER EQUIPMENT Alternate Source Agreement. MOTOROLA agrees that in the event that MOTOROLA decides not to manufacture the IRIDIUM SUBSCRIBER EQUIPMENT, then upon NEWCO’s request MOTOROLA will negotiate in good faith a license agreement subject to commercially reasonable terms and conditions (including a reasonable royalty, not to exceed 2% of the net price at which such IRIDIUM SUBSCRIBER EQUIPMENT is sold by the DESIGNATED ALTERNATE SUPPLIER, and appropriate cross-licensing arrangements acceptable to MOTOROLA, in its reasonable judgment), with one responsible and competent alternate supplier selected by NEWCO and approved by MOTOROLA as provided below (the “DESIGNATED ALTERNATE SUPPLIER”) to use the IRIDIUM SUBSCRIBER SEGMENT TECHNOLOGY and related MOTOROLA INTELLECTUAL PROPERTY RIGHTS that MOTOROLA and the DESIGNATED ALTERNATE SUPPLIER agree are necessary to make and sell the applicable IRIDIUM SUBSCRIBER EQUIPMENT, for the sole purpose of making and selling IRIDIUM SUBSCRIBER EQUIPMENT or comparable licensed SUBSCRIBER EQUIPMENT operable on the IRIDIUM SYSTEM, for use solely in connection with the IRIDIUM SYSTEM. MOTOROLA will not unreasonably withhold agreement concerning any potential DESIGNATED ALTERNATE SUPPLIER presented by NEWCO provided that MOTOROLA believes that the potential DESIGNATED ALTERNATE SUPPLIER is capable of acting as an alternate source of the IRIDIUM SUBSCRIBER EQUIPMENT. During the term of this AGREEMENT, MOTOROLA agrees to negotiate in good faith a license agreement (as set forth in this Section 2.3) with another responsible and competent alternate supplier in the event NEWCO’s relationship with the current DESIGNATED ALTERNATE SUPPLIER for IRIDIUM SUBSCRIBER EQUIPMENT is terminated for any reason.

2.4.

Paging Equipment Supplier Agreement. MOTOROLA agrees that in the event that NEWCO requests MOTOROLA to manufacture paging equipment for use in connection with the IRIDIUM SYSTEM, and MOTOROLA, in its sole option and discretion, decides not to manufacture such paging equipment, then upon NEWCO’s request, MOTOROLA will negotiate in good faith a license agreement, subject commercially reasonable terms and conditions (including a reasonable royalty, not to exceed 2% of the selling price at which such paging equipment is sold by the DESIGNATED ALTERNATE PAGING SUPPLIER, and appropriate cross-licensing arrangements acceptable to MOTOROLA, in its reasonable judgment), with one responsible and competent alternate supplier selected by NEWCO and approved by MOTOROLA as provided below (the “DESIGNATED ALTERNATE PAGING SUPPLIER”) to use the IRIDIUM SYSTEM messaging air interface specification and related MOTOROLA INTELLECTUAL PROPERTY RIGHTS that MOTOROLA and the DESIGNATED ALTERNATE PAGING SUPPLIER agree are necessary to make and sell paging equipment substantially similar to that supplied by Motorola for use in connection with the IRIDIUM SYSTEM for the sole purpose of making and selling such paging equipment for use solely in connection with the IRIDIUM SYSTEM. MOTOROLA will not unreasonably withhold agreement concerning any potential DESIGNATED ALTERNATE PAGING SUPPLIER presented by NEWCO provided that MOTOROLA believes that the potential DESIGNATED ALTERNATE PAGING SUPPLIER is capable of acting as an alternate source of paging equipment for use in connection with the IRIDIUM SYSTEM. During the term of this AGREEMENT, MOTOROLA agrees to negotiate in good faith a license agreement (as set forth in this Section 2.4) with another responsible and competent alternate supplier in the event NEWCO’s relationship with the current DESIGNATED ALTERNATE PAGING SUPPLIER is terminated for any reason.

2.5.

Alternate Supplier Assistance. MOTOROLA’s sole obligation to provide assistance to an alternate supplier under Section 2.3 or 2.4 hereof is to provide the supplier with readily available, documented, relevant technical information. Nothing in this AGREEMENT shall create or be interpreted to create any obligation for MOTOROLA to manufacture or provide any equipment or to provide any technical assistance to any alternate supplier or to document or recreate any know-how or any other information.

2.6.

LBT-BASED PRODUCTS. NEWCO shall purchase all the LBTs which it or its distributors or customers require for use in connection with the IRIDIUM SYSTEM solely from MOTOROLA for as long as MOTOROLA is willing to sell such LBTs to NEWCO.

2.7.

LBT-BASED PRODUCT Third Party License. MOTOROLA agrees to enter into limited, nonexclusive, terminable (as consistent with the termination terms herein), non-transferable, worldwide, royalty-free licensing agreements of those MOTOROLA INTELLECTUAL

PROPERTY RIGHTS embodied in the LBT DESIGN PACKAGE with qualified third parties for the sole purpose of permitting the qualified third parties to use the LBT DESIGN PACKAGE to make, offer for sale, and sell LICENSED LBT-BASED PRODUCTS for use solely in connection with the IRIDIUM SYSTEM. Such license terms shall take into account whether the third party licensee purchases LBTs from MOTOROLA.

2.8.

Future Generations of the IRIDIUM SYSTEM. With respect to the SECOND GENERATION IRIDIUM SYSTEM, MOTOROLA and its SUBSIDIARIES agree to grant to NEWCO upon written request during the TERM, and under commercially reasonable terms and conditions including a reasonable royalty payment, a non-exclusive, non-transferable (except as expressly provided herein), worldwide license of those MOTOROLA INTELLECTUAL PROPERTY RIGHTS embodied in the first generation IRIDIUM SYSTEM and used in the OPERATION AND MAINTENANCE of the IRIDIUM SYSTEM for any purpose relating to the design, deployment, operation and maintenance of and provision of services using the SECOND GENERATION IRIDIUM SYSTEM that are not otherwise permitted hereunder. The license to be granted in this Section shall not extend to any future generations beyond the SECOND GENERATION IRIDIUM SYSTEM. Upon request from NEWCO, MOTOROLA will consider granting licenses to NEWCO under other MOTOROLA INTELLECTUAL PROPERTY RIGHTS under commercially reasonable terms and conditions, including a reasonable royalty payment.

2.9.

Ownership of MOTOROLA INTELLECTUAL PROPERTY RIGHTS and IRIDIUM TECHNICAL INFORMATION. MOTOROLA retains all right, title, and interest in and to the MOTOROLA INTELLECTUAL PROPERTY RIGHTS and the IRIDIUM TECHNICAL INFORMATION, including without limitation the LBT-BASED DESIGN PACKAGE. This agreement does not and shall not be interpreted to grant NEWCO any rights (i) to utilize MOTOROLA INTELLECTUAL PROPERTY RIGHTS or the IRIDIUM TECHNICAL INFORMATION in any manner other than as expressly stated herein; or (ii) to make, sell, lease, or otherwise dispose of any SUBSCRIBER EQUIPMENT or any products or services for use in connection with TERRESTRIAL WIRELESS SYSTEMS; or (iii) to make, sell, lease, or otherwise dispose of any space vehicles.

2.10.

Certain Terms of Third Party Licenses. In connection with any licenses granted in accordance with Sections 2.3, 2.4 or 2.7 hereof, MOTOROLA reserves the right to condition such licenses on (i) the licensee’s agreement to notify MOTOROLA and NEWCO of any potential INTELLECTUAL PROPERTY CLAIM at least six (6) months before instituting any action, arbitration or other proceeding to assert such INTELLECTUAL PROPERTY CLAIM and (ii) MOTOROLA’s right to terminate any such license immediately if the licensee files a lawsuit or commences an arbitration or other formal proceeding that asserts an INTELLECTUAL PROPERTY CLAIM (whether commenced before or after passage of the notice period described above). Any such license shall provide that NEWCO shall be a third-party beneficiary of the licensee’s agreement to provide the notice required by clause (i) above and that NEWCO shall be entitled to equitable relief if the licensee breaches that notice requirement. If MOTOROLA receives notice of a potential INTELLECTUAL PROPERTY CLAIM from a licensee licensed in accordance with this AGREEMENT, MOTOROLA will promptly notify NEWCO of the potential termination of the applicable license. In negotiating any license contemplated by Sections2.3, 2.4 or 2.7 hereof, MOTOROLA will use reasonable efforts to obtain a notice period of nine (9) months before a licensee shall be permitted to institute an action, arbitration or other proceeding asserting an INTELLECTUAL PROPERTY CLAIM.

3.

SUPPORT AND TRANSITION SERVICES AND DELIVERY OF IRIDIUM TECHNICAL INFORMATION.

3.1.

Delivery of IRIDIUM TECHNICAL INFORMATION. The provisions of the DEFINITIVE AGREEMENT shall govern the provision of support and transition services and the delivery of IRIDIUM TECHNICAL INFORMATION licensed hereunder. To the extent currently and readily available at the time of the request, MOTOROLA shall deliver such IRIDIUM TECHNICAL INFORMATION in electronic format. MOTOROLA has no other obligation to maintain or support the IRIDIUM TECHNICAL INFORMATION.

3.2.

Paging Equipment Information. MOTOROLA agrees to use reasonable efforts to preserve relevant information that currently resides within MOTOROLA relating to paging equipment for use in connection with the IRIDIUM SYSTEM.

3.3.

Limited Obligations Regarding IRIDIUM TECHNICAL INFORMATION. MOTOROLA represents that the IRIDIUM TECHNICAL INFORMATION has been used by MOTOROLA in the OPERATION AND MAINTENANCE of the IRIDIUM SYSTEM, but MOTOROLA otherwise makes no representations that the IRIDIUM TECHNICAL INFORMATION comprises all technology necessary for NEWCO to OPERATE AND MAINTAIN the IRIDIUM SYSTEM or provide the IRIDIUM SERVICES or any other services. MOTOROLA has no obligation to identify all items that could fall within the scope of the definition of IRIDIUM TECHNICAL INFORMATION. Additionally, MOTOROLA has no obligation to document technology not already documented or to provide NEWCO rights of access to or use of any technology not specifically licensed hereunder. MOTOROLA shall, however, use reasonable efforts to provide to NEWCO, at NEWCO’s expense, any IRIDIUM TECHNICAL INFORMATION reasonably requested by NEWCO which is not identified on Exhibit A hereto to the extent that MOTOROLA is legally entitled to do so. NEWCO understands and acknowledges that many elements of the IRIDIUM SYSTEM are neither designed nor manufactured by MOTOROLA, including certain components, assemblies, hardware components, and software programs (“NON-MOTOROLA SOURCED IRIDIUM SYSTEM COMPONENTS”). MOTOROLA shall not be required to provide enabling information regarding such NON-MOTOROLA SOURCED IRIDIUM SYSTEM COMPONENTS; provided, however, that MOTOROLA shall use reasonable efforts to provide any such enabling information to NEWCO at NEWCO’s request and expense.

3.4.

CONFIDENTIALITY. The parties are entering into a Non-Disclosure Agreement, contemporaneously herewith (the “NDA”), which is attached hereto as Exhibit B. The terms of the NDA are incorporated herein, and shall apply to “Confidential Information” (as defined in the NDA) that is exchanged pursuant to and during the term of this AGREEMENT. The provisions of the NDA are in addition to any other remedies available to either party in the event of a breach by the other. The terms and conditions of this AGREEMENT shall be considered Confidential Information to be treated in accordance with the terms of the NDA. Additionally, all IRIDIUM TECHNICAL INFORMATION disclosed to NEWCO hereunder or under the DEFINITIVE AGREEMENT shall be considered “Confidential Information,” to be treated in accordance with the terms of the NDA. Confidential Information exchanged pursuant to this AGREEMENT may be used only to accomplish the stated purposes of this AGREEMENT. Confidential Information exchanged pursuant to the DEFINITIVE AGREEMENT may be used only to accomplish the stated purposes of the DEFINITIVE AGREEMENT. The obligations in the NDA regarding use and disclosure of Confidential Information shall survive termination of this AGREEMENT with respect to Confidential Information exchanged hereunder. Notwithstanding the provisions of the NDA regarding the term of protection of Confidential Information, with respect to the IRIDIUM TECHNICAL INFORMATION, the obligations in the NDA regarding use and nondisclosure of Confidential Information shall survive termination of this AGREEMENT for a period of ten (10) years. If this Agreement is terminated by MOTOROLA under Section 5.1.2., any IRIDIUM TECHNICAL INFORMATION previously transferred to NEWCO shall be promptly returned to MOTOROLA upon MOTOROLA’s request.

4.

REPRESENTATIONS; DISCLAIMERS.

4.1.

Limited Warranty. MOTOROLA represents and warrants to NEWCO that it has not sold, transferred or granted an exclusive or sole license in any INTELLECTUAL PROPERTY RIGHTS necessary to OPERATE AND MAINTAIN the IRIDIUM SYSTEM or for NEWCO to otherwise enjoy the benefits of this AGREEMENT. To MOTOROLA’s knowledge, no MOTOROLA INTELLECTUAL PROPERTY RIGHTS are owned or held by a SUBSIDIARY; provided, however, to the extent MOTOROLA INTELLECTUAL PROPERTY RIGHTS are owned or held by a SUBSIDIARY, MOTOROLA warrants that it has the right to grant the licenses contemplated hereby on behalf of such SUBSIDIARY or MOTOROLA otherwise agrees to obtain for NEWCO the necessary licenses to such MOTOROLA INTELLECTUAL PROPERTY RIGHTS consistent with the licenses granted herein.

4.2.

No Other Warranty. EXCEPT AS PROVIDED IN SECTION 4.1, MOTOROLA MAKES NO WARRANTY REGARDING THE IRIDIUM TECHNICAL INFORMATION. MOTOROLA WILL NOT PROVIDE ANY UPDATES, ENHANCEMENTS, EXTENSIONS, SUPPORT, ASSISTANCE, INSTALLATION, TRAINING OR OTHER SERVICES EXCEPT AS EXPLICITLY PROVIDED IN THIS AGREEMENT. MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE.

4.3.

Limitation of Liability. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY OR ANY OTHER THIRD PARTY FOR ANY LOST PROFITS, LOST DATA, OR LOSS OF USE, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY, AND IRRESPECTIVE OF WHETHER THAT PARTY HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

4.4.

Cap on Liability.

4.4.1.

IN NO EVENT AND UNDER NO CIRCUMSTANCE SHALL MOTOROLA OR ANY SUBSIDIARY OF MOTOROLA BE LIABLE TO NEWCO OR ANYONE CLAIMING BY OR THROUGH NEWCO OR ANY THIRD PARTIES (INCLUDING, BUT NOT LIMITED TO, DIRECT OR INDIRECT CUSTOMERS OF NEWCO) IN AN AGGREGATE CUMULATIVE AMOUNT IN EXCESS OF U.S.$ 5,000,000 FOR ANY AND ALL COSTS, DAMAGES, CLAIMS OR LOSSES WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY PROVISION HEREUNDER OR ANY OTHER CONTRACT BETWEEN MOTOROLA AND NEWCO RELATED TO

THE IRIDIUM SYSTEM, WHETHER PURSUED AS A BREACH (I.E. DEFAULT) OF THE AGREEMENT OR AS A TORT OR OTHER CAUSE OF ACTION, AND INCLUDING AN ACTION RELATING TO INDEMNIFICATION, IF ANY.

4.4.2.

IN NO EVENT AND UNDER NO CIRCUMSTANCE SHALL NEWCO BE LIABLE TO MOTOROLA OR ANY SUBSIDIARY OF MOTOROLA OR ANYONE CLAIMING BY OR THROUGH MOTOROLA, ANY SUCH SUBSIDIARY OR ANY THIRD PARTIES (INCLUDING, BUT NOT LIMITED TO, DIRECT OR INDIRECT CUSTOMERS OF OR VENDORS TO MOTOROLA) IN AN AGGREGATE CUMULATIVE AMOUNT IN EXCESS OF U.S.$ 5,000,000 FOR ANY AND ALL COSTS, DAMAGES, CLAIMS OR LOSSES WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY PROVISION HEREUNDER OR ANY OTHER CONTRACT BETWEEN MOTOROLA AND NEWCO RELATED TO THE IRIDIUM SYSTEM, WHETHER PURSUED AS A BREACH (I.E. DEFAULT) OF THE AGREEMENT OR AS A TORT OR OTHER CAUSE OF ACTION, AND INCLUDING AN ACTION RELATING TO INDEMNIFICATION, IF ANY.

4.5.

Except as provided in Section 4.1, nothing contained in this AGREEMENT shall be construed as:

4.5.1.

restricting the right of MOTOROLA or any of its SUBSIDIARIES to make, use, sell, lease or otherwise dispose of any particular product or products;

4.5.2.

an admission by NEWCO of, or a warranty or representation by MOTOROLA as to, the validity and/or scope of the MOTOROLA INTELLECTUAL PROPERTY RIGHTS, or a limitation on NEWCO to contest, in any proceeding, the validity and/or scope thereof;

4.5.3.

an admission by MOTOROLA of, or a warranty or representation by NEWCO as to, the validity and/or scope of any INTELLECTUAL PROPERTY RIGHTS of NEWCO, or a limitation on MOTOROLA to contest, in any proceeding, the validity and/or scope thereof;

4.5.4.

conferring any license or other right, by implication, estoppel or otherwise under any MOTOROLA INTELLECTUAL PROPERTY RIGHTS, except as expressly granted herein;

4.5.5.

conferring any license or right with respect to any trademark, trade or brand name, a corporate name of either party or any of their respective SUBSIDIARIES, or any other name or mark, or contraction, abbreviation or simulation thereof;

4.5.6.

imposing on MOTOROLA any obligation to institute any suit or action for infringement of any MOTOROLA INTELLECTUAL PROPERTY RIGHTS, or to defend any suit or action brought by a third party which challenges or concerns the validity of any MOTOROLA INTELLECTUAL PROPERTY RIGHTS;

4.5.7.

a warranty or representation by MOTOROLA that the use of the IRIDIUM TECHNICAL INFORMATION as contemplated herein, or the OPERATION AND MAINTENANCE of the IRIDIUM SYSTEM, or any sale, lease or other disposition IRIDIUM SERVICES or the LICENSED LBT-BASED PRODUCTS or any other products or services will be free from infringement of any INTELLECTUAL PROPERTY RIGHTS;

4.5.8.

imposing on either party any obligation to file any patent application or to secure any INTELLECTUAL PROPERTY RIGHTS or maintain any INTELLECTUAL PROPERTY RIGHTS in force; or

4.5.9.

an obligation on either party to furnish any manufacturing or technical information under this AGREEMENT, except as the same is specifically provided for herein.

5.

GENERAL.

5.1.

Term and Termination.

5.1.1.

Term. This AGREEMENT shall be effective upon the date hereof and shall continue in force thereafter, unless terminated sooner by (i) the terms of this AGREEMENT or the DEFINITIVE AGREEMENT or (ii) the mutual agreement of the parties (the “TERM”).

5.1.2.

Termination for Cause. Either party shall have the right to terminate this AGREEMENT by giving written notice to the other party at any time upon or after:

5.1.2.1.

the commencement by such other party of a voluntary proceeding concerning itself under any bankruptcy or insolvency law; or the commencement of any involuntary proceeding against such other party under any bankruptcy or insolvency law where a petition has not been dismissed within one hundred and twenty (120) calendar days after commencement; or a receiver or custodian is appointed for or takes charge of all or substantially all of the property of such other party and such receiver or custodian has not been dismissed within ninety (90) calendar days; or such other party has taken action toward winding up, dissolution, or liquidation of its business; or such other party has been adjudicated bankrupt or insolvent; or such other party has made a general assignment for the benefit of creditors; or

5.1.2.2.

material failure of such other party to perform or comply with a provision of this AGREEMENT and such failure continues unremedied for a period of thirty (30) calendar days or more following notice from the non-breaching party of such failure. For the avoidance of doubt, if NEWCO defaults in any material respect in the performance of any of its obligations to MOTOROLA under this AGREEMENT or the DEFINITIVE AGREEMENT or any of the agreements arising therefrom, and if NEWCO fails to remedy any such default within thirty (30) days after written notice of such default by MOTOROLA, MOTOROLA may, at its option, immediately terminate this AGREEMENT and the rights and licenses granted herein by providing NEWCO notice in writing to such effect.

5.2.

Survival. Upon expiration or termination of this AGREEMENT, all obligations and duties that specifically extend beyond the expiration date shall survive, and the following rights and obligations shall survive any termination of this AGREEMENT to the degree necessary to permit their complete fulfillment or discharge:

Obligations of confidentiality; and

Licenses running in favor of customers of NEWCO with respect to products sold or services provided prior to termination.

5.3.

Notices and Requests. All notices required or permitted to be given under this AGREEMENT shall be in writing, shall make reference to this AGREEMENT, and shall be delivered by hand, confirmed email or facsimile transmission, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, and addressed to the parties at the address listed in the opening paragraph of this AGREEMENT. All notices shall be deemed served when verification of delivery has been received, as required by this Section. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at the changed address.

5.4.

Governing Law. Any claim arising under or relating to this AGREEMENT shall be governed by the internal substantive laws of the State of Illinois or federal courts located in Illinois, without regard to principles of conflict of laws, and the parties agree to submit to the jurisdiction of Illinois courts or federal courts located in the State of Illinois.

5.5.

Export. NEWCO shall not export, either directly or indirectly, any IRIDIUM TECHNICAL INFORMATION or system or product incorporating the IRIDIUM TECHNICAL INFORMATION without first obtaining any required license or other approval from the U.S. Department of Commerce or any other agency or department of the United States Government. In the event NEWCO exports any such materials from the United States or re-exports any such materials from a foreign destination, NEWCO shall ensure that the distribution and export/re-export is in compliance with all laws, regulations, orders, or other restrictions of the U.S. Export Administration Regulations. NEWCO agrees that it will not, nor will it allow others to, export/re-export any technical data, process, IRIDIUM TECHNICAL INFORMATION, other information provided hereunder, or service, directly or indirectly, to any country for which the United States government or any agency thereof requires an export license, other governmental approval, or letter of assurance, without first obtaining such license, approval or letter and without first obtaining MOTOROLA’S approval. MOTOROLA shall provide such assistance as NEWCO may reasonably request from time to time, at no cost to MOTOROLA, to assist NEWCO in obtaining any such export licenses from the United States Government.

5.6.

Assignment. This AGREEMENT shall be binding upon the parties and their respective successors and assigns. Neither party may assign any or all of its rights or obligations under this AGREEMENT or the NDA, in whole or in part, without the express written consent of the other party to this AGREEMENT, except that (i) MOTOROLA may assign this AGREEMENT and the NDA to a SUBSIDIARY or a successor corporation, and (ii) NEWCO may assign or otherwise transfer this AGREEMENT and the NDA to a SUBSIDIARY or in connection with any merger, consolidation or sale of all or substantially all its assets to which it is a party.

5.7.

Severability. If any one or more provisions of this AGREEMENT is held for any reason to be invalid or unenforceable, the remaining provisions of this AGREEMENT will be unimpaired and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties’ intention underlying the invalid or unenforceable provision.

5.8.

Order of Precedence. In the event of any conflict between the terms and conditions of this

AGREEMENT and the DEFINITIVE AGREEMENT, the terms of this AGREEMENT shall govern.

5.9.

Waiver and Modification. Failure by either party to enforce any provision of this AGREEMENT shall not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this AGREEMENT shall be effective only if in writing and signed by both parties.

5.10.

Relationship of the Parties. Nothing in this AGREEMENT shall be construed as creating any partnership, joint venture, or agency between the parties. This AGREEMENT is the result of negotiation between the parties. The parties acknowledge that they have been represented by counsel during such negotiation. Accordingly, this AGREEMENT shall not be construed for or against either party regardless of which party drafted this AGREEMENT or any portion thereof.

5.11.

Entire Agreement. The terms and conditions of this AGREEMENT, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter of this AGREEMENT, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. The section headings contained in this AGREEMENT are for reference purposes only and shall not affect in any way the meaning or interpretation of this AGREEMENT. No oral explanation or oral information by either party shall alter the meaning or interpretation of this AGREEMENT. This AGREEMENT may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. The following exhibits are attached hereto and incorporated herein:

Exhibit A

IRIDIUM TECHNICAL INFORMATION

Exhibit B

NONDISCLOSURE AGREEMENT

In witness of their agreement, the parties have caused this binding AGREEMENT to be executed below by their authorized representatives.

MOTOROLA, INC.	IRIDIUM SATELLITE LLC

/s/ J.W. Schaffner	/s/ Dan Colussy

Signature	Signature

J.W. Schaffner	Dan Colussy

Printed Name	Printed Name

Senior Vice President & Director of Corporate Development	Chairman

Title	Title

December 11, 2000	December 11, 2000

Date	Date